UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

nVent Electric PLC

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
NVENT ELECTRIC PLC
2022 Annual General Meeting
Vote by May 12, 2022
11:59 PM ET

NVENT ELECTRIC PLC C/O BROADRIDGE 51 MERCEDES WAY EDGEWOOD, NY 11717

D70433-P65349

You invested in NVENT ELECTRIC PLC and it’s time to vote!

You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 13, 2022.

Get informed before you vote

View the Annual Report, Notice of Annual General Meeting, Proxy Statement and Irish Statutory Financial Statements and Related Reports online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote in Person at the Meeting* May 13, 2022 8:00 AM British Summer Time Four Seasons Hotel Hamilton Place, Park Lane London, England, W1J 7DR **

*	Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
**If we are unable to hold the meeting at the location, date and/or time, it will be held at an alternative location, date and/or time that we will publicly announce.
V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	By Separate Resolutions, Election of the Following Director Nominees:
Nominees:
1a.	Jerry W. Burris	For
1b.	Susan M. Cameron	For
1c.	Michael L. Ducker	For
1d.	Randall J. Hogan	For
1e.	Danita K. Ostling	For
1f.	Nicola Palmer	For
1g.	Herbert K. Parker	For
1h.	Greg Scheu	For
1i.	Beth A. Wozniak	For
1j.	Jacqueline Wright	For
2.	Approve, by Non-Binding Advisory Vote, the Compensation of the Named Executive Officers	For
3.	Ratify, by Non-Binding Advisory Vote, the Appointment of Deloitte & Touche LLP as the Independent Auditor and Authorize, by Binding Vote, the Audit and Finance Committee of the Board of Directors to Set the Auditor’s Remuneration	For
4.	Authorize the Board of Directors to Allot and Issue New Share under Irish Law	For
5.	Authorize the Board of Directors to Opt Out of Statutory Preemption Rights under Irish Law	For
6.	Authorize the Price Range at which nVent Electric plc Can Re-allot Shares it Holds as Treasury Shares under Irish Law	For
NOTE: To consider and act on such other business as may properly come before the Annual General Meeting or any adjournment.

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D70434-P65349